PLEDGE AND SECURITY AGREEMENT

                            Dated as of June 30, 2007

                                       by

                                 GTJ REIT, INC.

                                   as Pledgor

                                   in favor of

                   ING USA ANNUITY AND LIFE INSURANCE COMPANY,
                     ING LIFE INSURANCE AND ANNUITY COMPANY,
                      RELIASTAR LIFE INSURANCE COMPANY, and
                   SECURITY LIFE OF DENVER INSURANCE COMPANY,

                               as Secured Parties
                               ------------------

                                   relating to

                                 LOAN AGREEMENT

                            Dated as of June 30, 2007

                                      among

                               GTJ REIT, INC. and
                        THE OTHER BORROWERS NAMED THEREIN

                                  as Borrowers

                                       and

                            THE LENDERS NAMED THEREIN

                                   as Lenders



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                                TABLE OF CONTENTS



                                                                           Page

1.       DEFINITIONS...........................................................1

2.       PLEDGE................................................................3

3.       DELIVERY AND REGISTRATION OF COLLATERAL...............................3

4.       VOTING RIGHTS; PAYMENTS, DIVIDENDS, AND DISTRIBUTIONS.................5

5.       REPRESENTATIONS AND WARRANTIES........................................5

6.       FURTHER ASSURANCES....................................................6

7.       COVENANTS OF THE PLEDGOR..............................................7

8.       THE SECURED PARTY AS THE PLEDGOR'S ATTORNEY-IN-FACT...................7

9.       REMEDIES UPON DEFAULT.................................................8

10.      APPLICATION OF PROCEEDS..............................................10

11.      INDEMNITY AND EXPENSES...............................................11

12.      DUTIES OF THE SECURED PARTY..........................................11

13.      AMENDMENTS; ETC......................................................11

14.      CONTINUING SECURITY INTEREST.........................................12

15.      SECURITY INTEREST ABSOLUTE...........................................12

16.      WAIVER OF MARSHALING.................................................12

17.      MISCELLANEOUS........................................................13

         (a)    Notices.......................................................13

         (b)    Successors and Assigns........................................13

         (c)    Severability..................................................13

         (d)    Construction..................................................13

         (e)    Counterparts; Execution and Delivery by Facsimile or E-mail...14

         (f)      Waiver of Jury Trial........................................14

         (g)      Governing Law...............................................14


Schedule 1........--       Pledged Interests
Exhibit 3(a)......--       Form of Indorsement Certificate
Exhibit 3(f) .....--       Form of Issuer Acknowledgement

                          PLEDGE AND SECURITY AGREEMENT

     This Pledge and Security Agreement, dated as of June 300, 2007 (this "Agreement"), is by GTJ REIT, INC., a Maryland corporation (the "Pledgor"), in favor of ING USA ANNUITY AND LIFE INSURANCE COMPANY, ING LIFE INSURANCE AND ANNUITY COMPANY, RELIASTAR LIFE INSURANCE COMPANY, and SECURITY LIFE OF DENVER INSURANCE COMPANY, as Lenders and secured parties hereunder (individually and collectively, and including any other Persons that may from time to time become Lenders under and as defined in the Loan Agreement, the "Secured Party").

                             Preliminary Statements:

     A. Concurrently with the execution and delivery hereof, the Pledgor; Green Acquisition, Inc.; Triboro Acquisition, Inc.; Jamaica Acquisition, Inc.; 165-25th 147th Avenue, LLC; 49-19 Rockaway Beach Boulevard, LLC; 85-01 24th Avenue, LLC; and 114-15 Guy Brewer Boulevard, LLC, as Borrowers, and the Lenders are entering into a Loan Agreement, dated as of the date hereof (the "Loan Agreement"), pursuant to which the Lenders may make Loans to the Borrowers.

     B. The Pledgor legally and beneficially owns the Pledged Interests.

     C. To induce the Lenders to make Loans, the Pledgor desires to pledge, grant, transfer, and assign to the Secured Party a security interest in the Collateral to secure the Secured Obligations, as provided herein.

                                   Agreement:

     In consideration of the foregoing and the mutual agreements set forth below, and for other good and valuable consideration, the parties hereby agree and covenant as follows:

1.   Definitions.

     As used herein, each following term has the respective meaning indicated below, in the other agreement indicated below or in the Section or other part of this Agreement indicated below:

     "Agreement" is defined in the introductory paragraph.

     "Assignment of Leases and Rents" is defined in the Loan Agreement.

     "Bankruptcy  Code"  means the  United  States  Bankruptcy  Code (11  U.S.C.
Section 101 et seq.).

     "Borrowers" is defined in the Loan Agreement.

     "Business Day" is defined in the Loan Agreement.

     "Collateral" means, collectively, the Pledged Interests, the Future Rights, and the Proceeds.

     "Event of Default" is defined in the Loan Agreement.

     "Future Rights" means (a) all Interests (other than Pledged Interests) of the Issuers, and all securities convertible or exchangeable into, and all warrants, options, or other rights to purchase, Interests of the Issuers; and
(b) the certificates or instruments representing such Interests, convertible or exchangeable securities, warrants, and other rights and all dividends, cash, options, warrants, rights, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such Interests.

     "Interests" means all securities, shares, units, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company, or similar entity, whether voting or nonvoting, certificated or uncertificated, including general partner partnership interests, limited partner partnership interests, common stock, preferred stock, limited liability company membership interests, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934).

     "Issuer Acknowledgement" is defined in Section 3(f).

     "Issuers" means each of the Persons identified as an Issuer in Schedule 1, and any successors thereto, whether by merger or otherwise.

     "Lenders" is defined in the Loan Agreement.

     "Loan Agreement" is defined in the Preliminary Statements.

     "Loan Documents" is defined in the Loan Agreement.

     "Loans" is defined in the Loan Agreement.

     "Other Holder" is defined in Section 3(c).

     "Person" is defined in the Loan Agreement.

     "Pledged  Interests"  means (a) all Interests of the Issuers  identified in
Schedule 1 and (b) the certificates or instruments, if any, representing such Interests.

     "Pledgor" is defined in the introductory paragraph.

     "Proceeds" means all proceeds (including proceeds of proceeds) of the Pledged Interests and Future Rights, including all: (a) rights, benefits, distributions, premiums, profits, dividends, interest, cash, instruments, documents of title, accounts, contract rights, inventory, equipment, general intangibles, payment intangibles, deposit accounts, chattel paper, and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for, or as a replacement of or a substitution for, any of the Pledged Interests, Future Rights, or proceeds thereof (including any cash, Interests, or other securities or instruments issued after any recapitalization, readjustment, reclassification, merger or consolidation with respect to the Issuers and any security entitlements, as defined in Section 8-102(a)(17) of the UCC, with respect thereto); (b) "proceeds," as such term is defined in Section 9-102(a)(64) of the UCC; (c) proceeds of any insurance, indemnity, warranty, or guaranty (including guaranties of delivery) payable from time to time with respect to any of the Pledged Interests, Future Rights or proceeds thereof; (d) payments (in any form whatsoever) made or due and payable to the Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Pledged Interests, Future Rights, or proceeds thereof; and (e) other amounts from time to time paid or payable under or in connection with any of the Pledged Interests, Future Rights, or proceeds thereof.

     "Registered  Organization"  shall  have the  meaning  ascribed  thereto  in
Section 9-102(a)(70) of the UCC.

     "Required Lenders" is defined in the Loan Agreement.

     "Secured Obligations" means all liabilities, obligations, or undertakings owing by any Borrower to the Lenders of any kind or description arising out of or outstanding under, advanced or issued pursuant to, or evidenced by any of the Loan Documents, irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest (including interest that accrues after the filing of a case under the Bankruptcy Code) and any and all costs, fees (including reasonable attorneys'
fees), and expenses that any Borrower is required to pay pursuant to any of the foregoing, by law, or otherwise.

     "Secured Party" is defined in the introductory paragraph.

     "Securities Act" is defined in Section 9(b).

     "UCC" means the Uniform Commercial Code as in effect in the State of New York, the State of Maryland, or any other applicable jurisdiction.

2.   Pledge.

     As security for the prompt payment and performance of the Secured Obligations in full by the Borrowers when due, whether at stated maturity, by acceleration or otherwise (including amounts that would become due but for the operation of the provisions of the Bankruptcy Code), the Pledgor hereby pledges, grants, transfers, and assigns to the Secured Party a security interest in all of the Pledgor's right, title, and interest in and to the Collateral.

3.   Delivery and Registration of Collateral.

     (a) All certificates and other instruments and documents representing or evidencing the Collateral shall be promptly delivered by the Pledgor to the Secured Party or the Secured Party's designee pursuant hereto at a location designated by the Secured Party and shall be held by or on behalf of the Secured

Party pursuant hereto, and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed indorsement certificates in the form attached hereto as Exhibit 3(a) (in the case of Pledged Interests or Future Rights) or other instrument of transfer or assignment or indorsement in blank, in form and substance satisfactory to the Secured Party.

     (b) Subject to Section 9(d), upon the occurrence and during the continuance of an Event of Default, the Secured Party shall have the right, at any time in its discretion and without notice to the Pledgor, to transfer to or to register on the books of the Issuers (or of any other Person maintaining records with respect to the Collateral) in the name of the Secured Party or any of its nominees any or all of the Collateral consisting of Pledged Interests or Future Rights. In addition, the Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

     (c) If, at any time and from time to time, any Collateral (including any certificate or other instrument or document representing or evidencing any Collateral) is in the possession of a Person other than the Secured Party or the Pledgor (an "Other Holder"), then the Pledgor shall immediately, at the Secured Party's option, either cause such Collateral to be delivered into the Secured Party's possession, or cause such Other Holder to enter into a control agreement, in form and substance reasonably satisfactory to the Secured Party, and take all other steps deemed necessary by the Secured Party to perfect the security interest of the Secured Party in such Collateral, all pursuant to Sections 9-106 and 9-313 of the UCC or other applicable law governing the perfection of the Secured Party's security interest in the Collateral in the possession of such Other Holder.

     (d) Any and all Collateral (including dividends, interest, principal, and other distributions, whether in cash or other property) at any time received or held by the Pledgor shall be so received or held in trust for the Secured Party, shall be segregated from other funds and property of the Pledgor and shall be forthwith delivered to the Secured Party in the same form as so received or held, with any necessary indorsements, provided that cash payments, dividends, or distributions received by the Pledgor, may be retained by the Pledgor in accordance with Section 4(a) and used in the ordinary course of the Pledgor's business.

     (e) If at any time, and from time to time, any Collateral consists of an uncertificated security or a security in book entry form, then the Pledgor shall immediately cause such Collateral to be registered or entered, as the case may be, in the name of the Secured Party, or otherwise cause the Secured Party's security interest thereon to be perfected in accordance with applicable law.

     (f) Concurrently with the execution and delivery of this Agreement, the Pledgor shall deliver to the Secured Party an acknowledgment in the form attached hereto as Exhibit 3(f) (each an "Issuer Acknowledgement") duly executed by each Issuer.

4. Voting Rights; Payments, Dividends, and Distributions.

     (a) So long as no Event of Default (after taking into account any applicable grace or cure period) shall have occurred and be continuing, the Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of the Loan Documents and shall be entitled to receive and retain any cash payments, dividends, or distributions paid or distributed in respect of the Collateral.

     (b) Upon the occurrence and during the continuance of an Event of Default (after taking into account any applicable grace or cure period), all rights of the Pledgor to exercise the voting and other consensual rights or receive and retain cash payments, dividends, or distributions that it would otherwise be entitled to exercise or receive and retain, as applicable pursuant to Section 4(a), shall cease, and all such rights shall thereupon become vested in the Secured Party, who shall thereupon have the sole right to exercise such voting or other consensual rights and to receive and retain such cash payments, dividends, and distributions. The Pledgor shall execute and deliver (or cause to be executed and delivered) to the Secured Party all such proxies and other instruments as the Secured Party may reasonably request for the purpose of enabling the Secured Party to exercise the voting and other rights that it is entitled to exercise and to receive the payments, dividends, and distributions that it is entitled to receive and retain pursuant to the preceding sentence.

5. Representations and Warranties.

     The Pledgor represents, warrants, and covenants as follows:

     (a) The Pledgor has taken all steps it deems necessary or appropriate to be informed on a continuing basis of changes or potential changes affecting the Collateral (including rights of conversion and exchange, rights to subscribe, payment of dividends, reorganizations or recapitalization, tender offers and voting and registration rights), and the Pledgor agrees that the Secured Party shall have no responsibility or liability for informing the Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto.

     (b) The Pledgor is a Registered Organization, organized under the laws of the State of Maryland.

     (c) All information herein or hereafter supplied to the Secured Party or any Lender by or on behalf of the Pledgor in writing with respect to the Collateral is, or in the case of information hereafter supplied will be, accurate and complete in all material respects.

     (d) The Pledgor is and will be the sole legal and beneficial owner of the Collateral (including the Pledged Interests and all other Collateral acquired by the Pledgor after the date hereof) free and clear of any adverse claim, Lien, or other right, title, or interest of any party, other than the Liens in favor of the Secured Party.

     (e) This Agreement, and the delivery to the Secured Party of the Pledged Interests representing Collateral (or the control agreements referred to in Section 3(c)), creates a valid, perfected, and first priority security interest

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

in 100% of the Pledged Interests in favor of the Secured Party securing payment of the Secured Obligations, and all actions necessary to achieve such perfection have been duly taken.

     (f) Schedule 1 is true and correct and complete in all material respects. Without limiting the generality of the foregoing: (i) except as set forth in
Schedule 1, all the Pledged Interests are in certificated form, and, except to the extent registered in the name of the Secured Party or its nominee pursuant to the provisions of this Agreement, are registered in the name of the Pledgor; and (ii) the Pledged Interests as to each of the Issuers constitute at least the percentage of all the fully diluted issued and outstanding Interests of such Issuer as set forth in Schedule 1.

     (g) There are no presently existing Future Rights or Proceeds owned by the Pledgor.

     (h) The Pledged Interests have been duly authorized and validly issued and are fully paid and nonassessable.

     (i) Neither the pledge of the Collateral pursuant to this Agreement nor the extensions of credit represented by the Secured Obligations violates Regulation T, U or X of the Board of Governors of the Federal Reserve System.

6. Further Assurances.

     (a) The Pledgor agrees that from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or reasonably desirable, or that the Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Pledgor will: (i) at the request of the Secured Party, mark conspicuously each of its records pertaining to the Collateral with a legend, in form and substance reasonably satisfactory to the Secured Party, indicating that such Collateral is subject to the security interest granted hereby; (ii) execute any such instruments or notices, as may be necessary or reasonably desirable, or as the Secured Party may reasonably request, in order to perfect and preserve the first priority security interests granted or purported to be granted hereby;
(iii) allow inspection of the Collateral by the Secured Party or Persons designated by the Secured Party; and (iv) appear in and defend any action or proceeding that may affect the Pledgor's title to or the Secured Party's security interest in the Collateral.

     (b) The Pledgor hereby authorizes the Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral. A carbon, photographic, or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

     (c) The Pledgor will furnish to the Secured Party, upon the request of the Secured Party: (i) a certificate executed by an authorized officer of the Pledgor, and dated as of the date of delivery to the Secured Party, itemizing in such detail as the Secured Party may reasonably request, the Collateral that, as

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

of the date of such certificate, has been delivered to the Secured Party by the Pledgor pursuant to the provisions of this Agreement; and (ii) such statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request.

7. Covenants of the Pledgor.

     The Pledgor shall:

     (a) neither change its jurisdiction of organization nor cease to be a Registered Organization, in each case, without giving the Secured Party at least 30 days prior written notice thereof;

     (b) to the extent it may lawfully do so, use diligent efforts to prevent the Issuers from issuing Future Rights or Proceeds, except for cash dividends and other distributions to be paid by any Issuer to the Pledgor; and

     (c) upon receipt by the Pledgor of any material notice, report, or other communication from any of the Issuers or any Other Holder, in each case relating to all or any part of the Collateral, deliver such notice, report or other communication to the Secured Party as soon as practicable, but in no event later than five Business Days following the receipt thereof by the Pledgor.

8. The Secured Party as the Pledgor's Attorney-in-Fact.

     (a) The Pledgor hereby irrevocably appoints the Secured Party as the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor, the Secured Party or otherwise, from time to time at the Secured Party's discretion, to take any action and to execute any instrument that the Secured Party may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including: (i) upon the occurrence and during the continuance of an Event of Default (after taking into account any applicable grace or cure period), to receive, indorse, and collect all instruments made payable to the Pledgor representing any dividend, interest or principal payment, or other distribution in respect of the Collateral or any part thereof to the extent permitted hereunder and to give full discharge for the same and to execute and file governmental notifications and reporting forms;
(ii) to enter into any control agreements the Secured Party deems necessary pursuant to Section 3(c); or (iii) subject to Section 9(d), to arrange for the transfer of the Collateral on the books of any of the Issuers or any other Person to the name of the Secured Party or to the name of the Secured Party's nominee.

     (b) In addition to the designation of the Secured Party as the Pledgor's attorney-in-fact in Section 8(a), the Pledgor hereby irrevocably appoints the Secured Party as the Pledgor's Secured Party and attorney-in-fact to make, execute and deliver any and all documents and writings that may be necessary or appropriate, subject to Section 9(d), for approval of, or be required by, any regulatory authority located in any city, county, state or country where the Pledgor or any of the Issuers engages in business, in order to transfer or to more effectively transfer any of the Pledged Interests or otherwise enforce the Secured Party's rights hereunder.

9. Remedies upon Default.

     Upon the occurrence and during the continuance of an Event of Default (after taking into account any applicable grace or cure period):

     (a) The Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (irrespective of whether the UCC applies to the affected items of Collateral), and the Secured Party may also without notice (except as specified below) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Secured Party may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Collateral. To the maximum extent permitted by applicable law, the Secured Party or any Lender may be the purchaser of any or all of the Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply all or any part of the Secured Obligations as a credit on account of the purchase price of any Collateral payable at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Pledgor, and, subject to Section 9(d), the Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay, or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten calendar days notice to the Pledgor of the time and place of any public sale or the time after which a private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the announced time and place to which it was so adjourned.

     (b) The Pledgor hereby acknowledges that the sale by the Secured Party of any Collateral pursuant to the terms hereof in compliance with the Securities Act of 1933 as now in effect or as hereafter amended, or any similar statute hereafter adopted with similar purpose or effect (the "Securities Act"), as well as applicable "blue sky" or other state securities laws, may require strict limitations as to the manner in which the Secured Party or any subsequent transferee of the Collateral may dispose thereof. The Pledgor acknowledges and agrees that in order to protect the Secured Party's interest it may be necessary to sell the Collateral at a price less than the maximum price attainable if a sale were delayed or were made in another manner, such as a public offering under the Securities Act. The Pledgor agrees that, subject to Section 9(d), upon the occurrence and during the continuation of an Event of Default (after taking into account any applicable grace or cure period), the Secured Party may, subject to applicable law, from time to time attempt to sell all or any part of the Collateral by a private placement, restricting the bidders and prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for distribution. In so doing, the Secured Party may solicit offers to buy the Collateral or any part thereof for cash, from a limited number of investors reasonably believed by the Secured Party to be institutional investors or other accredited investors who might be interested in purchasing the Collateral. If the Secured Party shall solicit such offers, then the acceptance by the Secured Party of one of the offers shall be deemed to be a commercially reasonable method of disposition of the Collateral.

     (c) If the Secured Party shall determine to exercise its right to sell all or any portion of the Collateral pursuant to this Section, the Pledgor agrees that, upon request of the Secured Party, the Pledgor will, at its own expense:

          (i) use diligent efforts to execute and deliver, and cause the Issuers and the officers, directors, managers, partners, agents and authorized representatives thereof to execute and deliver, all such instruments and documents, and to do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Secured Party, advisable to register such Collateral under the provisions of the Securities Act, and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectuses that, in the opinion of the Secured Party, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

          (ii) use diligent efforts to qualify the Collateral under the state securities laws or "blue sky" laws and to obtain all necessary governmental approvals for the sale of the Collateral, as reasonably requested by the Secured Party;

          (iii) cause the Issuers to make available to their respective security holders, as soon as practicable, an earnings statement that will satisfy the provisions of section 11(a) of the Securities Act;

          (iv) execute and deliver, or cause the officers, directors, managers, partners, agents and authorized representatives of the Issuers to execute and deliver, to any Person as the Secured Party may choose, any and all documents and writings that, in the Secured Party's reasonable judgment, may be necessary or appropriate for approval, or be required by, any regulatory authority located in any city, county, state or country where the Pledgor or the Issuers engage in business, in order to transfer or to more effectively transfer the Pledged Interests or otherwise enforce the Secured Party's rights hereunder; and

          (v) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

     The Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section may be specifically enforced.

(d) Notwithstanding the foregoing provisions of this Section 9, or any other provisions of this Agreement or any other Loan Document, the Secured Party agrees to refrain from exercising its remedies set forth in this Section 9 with respect to the Collateral, including the right to sell or otherwise transfer the

Collateral, under the circumstances and for the periods of time specified below in this Section 9(d):

     (i) Upon the occurrence of and during the continuance of any Curable Lease Default (as defined in the Assignment of Leases and Rents), if the Borrowers are not otherwise in default under the Loan Documents beyond any applicable grace or cure period, Secured Party shall provide Pledgor a period of up to 90 days from the occurrence of such Curable Lease Default to cure such Curable Lease Default or prepay or pay the Loans and all other Secured Obligations in full, but not in part, prior to Secured Party exercising any remedies specified in this Section 9; and

     (ii) Upon the occurrence of and during the continuance of any other Event of Default (after taking into account any applicable grace or cure period), other than an Event of Default of the type described in Sections 8.1 (a) or (b) of the Loan Agreement, Secured Party shall provide Pledgor a period of up to 90 Day from the occurrence of such Event of Default to cure such Event of Default or prepay or pay the Loans and all other Secured Obligations in full, but not in part, prior to Secured Party exercising any remedies specified in this Section 9, provided that Secured Party shall determine in its sole discretion that such delay in exercising such remedies will not prejudice Secured Party's ability to collect the Loans and the other Secured Obligations or to realize on the Collateral following such delay or result in any diminution in the value of the Collateral.



     (e) THE PLEDGOR  EXPRESSLY  WAIVES TO THE MAXIMUM EXTENT  PERMITTED BY LAW:
(i) ANY CONSTITUTIONAL OR OTHER RIGHT TO A JUDICIAL HEARING PRIOR TO THE TIME THE SECURED PARTY DISPOSES OF ALL OR ANY PART OF THE COLLATERAL AS PROVIDED IN THIS SECTION 9; (ii) ALL RIGHTS OF REDEMPTION, STAY, OR APPRAISAL THAT IT NOW HAS OR MAY AT ANY TIME IN THE FUTURE HAVE UNDER ANY RULE OF LAW OR STATUTE NOW EXISTING OR HEREAFTER ENACTED; AND (iii) EXCEPT AS SET FORTH IN SUBSECTION (a) OF THIS SECTION 9, ANY REQUIREMENT OF NOTICE, DEMAND, OR ADVERTISEMENT FOR SALE.

10.  Application of Proceeds.

     Upon the occurrence and during the continuance of an Event of Default, any cash held by the Secured Party as Collateral and all cash Proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral pursuant to the exercise by the Secured Party of its remedies as a secured creditor as provided in Section 9 shall be applied from time to time by the Secured Party as follows: first, to the payment of the Secured Party's and the Lenders' reasonable costs and expenses in connection with the Collateral, including reasonable attorneys' fees and legal expenses; second, to the payment of all other Secured Obligations in such manner as the Required Lenders may deem advisable; and third, the balance, if any, to or at the direction of the Pledgor. The Pledgor shall remain liable for any deficiency.

11. Indemnity and Expenses.

     The Pledgor agrees:

     (a) To indemnify and hold harmless the Secured Party and each Lender and each of their respective officers, directors, managers, employees, agents, professional advisors and affiliates from and against any and all claims, damages, demands, losses, obligations, judgments and liabilities (including reasonable attorneys' fees and expenses) in any way arising out of or in connection with this Agreement or the Secured Obligations, except to the extent the same shall arise as a result of the gross negligence or willful misconduct of the party seeking to be indemnified; and

     (b) To pay and reimburse the costs and expenses of the Secured Party and the Lenders referred to in Section 9.2 of the Loan Agreement.

12. Duties of the Secured Party.

     The powers conferred on the Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose on it any duty to exercise such powers. Except as provided in Section 9-207 of the UCC, the Secured Party shall have no duty with respect to the Collateral or any responsibility for taking any steps necessary or advisable to preserve rights against any Persons with respect to any Collateral.

13. Amendments; etc.

     No amendment or waiver of any provision of this Agreement nor consent to any departure by the Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the Secured Party and consented to by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Secured Party to exercise, and no delay in exercising any right under this Agreement, any other Loan Document, or otherwise with respect to any of the Secured Obligations, shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Agreement, any other Loan Document, or otherwise with respect to any of the Secured Obligations preclude any other or further exercise thereof or the exercise of any other right. The remedies provided for in this Agreement or otherwise with respect to any of the Secured Obligations are cumulative and not exclusive of any remedies provided by law.

14. Continuing Security Interest.

         This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the indefeasible payment in full of the Secured Obligations, including the full and final termination of any commitment to extend any financial accommodations under the Loan Agreement. Upon the indefeasible payment in full of the Secured Obligations, including the full and final termination of any commitment to extend any financial accommodations under the Loan Agreement, the security interests granted herein shall automatically terminate and all rights to the Collateral shall revert to the Pledgor. Upon any such termination, the Secured Party will, at the Pledgor's expense, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination. Such documents shall be prepared by the Pledgor and shall be in form and substance reasonably satisfactory to the Secured Party.

15. Security Interest Absolute.

     To the maximum extent permitted by law, all rights of the Secured Party, all security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

     (a) any lack of validity or enforceability of any agreement or instrument relating to any of the Secured Obligations, including any of the Loan Documents;

     (b) any change in the time, manner, or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any of the Loan Documents, or any other agreement or instrument relating thereto;

     (c) any exchange, release, or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty for all or any of the Secured Obligations; or

     (d) any other circumstances that might otherwise constitute a defense available to, or a discharge of, the Pledgor.

16. Waiver of Marshaling.

     Each of the Pledgor and the Secured Party acknowledges and agrees that in exercising any rights under or with respect to the Collateral, the Secured
Party: (a) is under no obligation to marshal any Collateral; (b) may, in its absolute discretion, realize upon the Collateral in any order and in any manner it so elects; and (c) may, in its absolute discretion, apply the proceeds of any or all of the Collateral to the Secured Obligations in any order and in any manner it so elects. The Pledgor and the Secured Party waive any right to require the marshaling of any of the Collateral.

17. Miscellaneous.

     (a) Notices.

     All notices and communications provided for hereunder shall be in writing and sent (i) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or
(ii) by registered or certified mail with return receipt requested (postage prepaid), or (iii) by a recognized overnight delivery service (with charges prepaid). Any such notice or must be sent:

          (i) if to the Pledgor, to GTJ REIT, Inc., 444 Merrick Road, Lynbrook, NY 11563, Attention: President, Telecopy No. (516) 887-2029, with a copy to Ruskin Moscou Faltischek, P.C., 1425 RexCorp Plaza, Uniondale, N.Y. 11556,
     Attention: Stuart M. Sieger, Esq., or at such other address as the Pledgor shall have specified to each other party hereto in writing; or

          (ii) if to the Secured Party, to the address of each Lender specified for such purpose in the Loan Agreement (taking into account, as applicable, Section 9.12 of the Loan Agreement), or at such other address as the Secured Party shall have specified to each of the other parties to the Loan Documents in writing.

     Notices under this Section 17(a) will be deemed given only when actually received.

     (b) Successors and Assigns.

     All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including any successor to the Secured Party under the Loan Documents) whether so expressed or not.

     (c) Severability.

     Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

     (d) Construction.

     In this Agreement, unless a clear contrary intention appears (i) the singular number includes the plural number and vice versa; (ii) reference to any gender includes each other gender; (iii) reference to any agreement, document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof; (iv) any reference herein to any Person shall be construed to include such Person's successors and assigns or, if such Person is an individual, to such Person's heirs, legal representatives and assigns; (v) references to Sections, Schedules or Exhibits refer to the Sections, Schedules and Exhibits of or to this Agreement and "hereunder," "hereof," "hereto," and words of similar import shall be deemed references to this Agreement as a whole and not to any particular Section or other provision hereof; (vi) "including" and "include" do not limit the generality of any description preceding such term; (vii) "or" is used in the inclusive sense of "and/or"; and (viii) references to documents, instruments or agreements shall be deemed to refer as well to all addenda, exhibits, schedules, supplements or amendments thereto. Each covenant contained in the Loan Documents shall be construed (absent express provision to the contrary) as being independent of each other covenant contained in the Loan Documents, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision in any Loan Document refers to action to be taken by any Person, or that such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

     (e) Counterparts; Execution and Delivery by Facsimile or E-mail.

     This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. Delivery of an executed counterpart of this Agreement by facsimile or by e-mail of a PDF file or similar electronic image file shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile or by e-mail also shall deliver an original executed counterpart of this Agreement, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, or binding effect hereof.

     (f) Waiver of Jury Trial.

     EACH PARTY HERETO HEREBY IRREVOCABLY, KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING OR STATEMENTS (WHETHER ORAL OR WRITTEN) RELATING TO THE FOREGOING. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS AGREEMENT AND FOR THE LENDERS TO ENTER INTO THE LOAN AGREEMENT.

     (g) Governing Law.

     This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

     ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR THE LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PLEDGOR SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH PLEDGOR IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION

TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY OF THE LOAN DOCUMENTS OR ANY OTHER DOCUMENT RELATED THERETO, INCLUDING THIS AGREEMENT. EACH PLEDGOR WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

      [Remainder of page intentionally left blank; signature page follows]

     IN WITNESS WHEREOF, the Pledgor has executed this Agreement as of the date first written above.

Pledgor:                                        GTJ REIT, INC.



                                                By:____________________________
                                                Name:
                                                Title:









                 Signature Page to Pledge and Security Agreement

                                                                     Schedule 1
                                                                     ----------

                                Pledged Interests

                         Name of Pledgor: GTJ REIT, INC.


 Issuer          Type of Entity and
                  Jurisdiction of
                   Organization or
                      Type of                                   Certified/
                    Arrangement         Pledged Interest        Uncertified

41738944.6

                                                                    Exhibit 3(a)
                                                                    ------------

                        {FORM OF INDORSEMENT CERTIFICATE}

     FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer unto ______________________________, {_______________________ (________) shares of the __________ Stock of} {a  _____________________  percent (____%) ownership interest  in}  {_______________________  (________)  units  of the  ____________
partnership interests in} {modify preceding as appropriate} (the "Issuer") standing in the undersigned's name on the books of the Issuer represented by Certificate No(s). ___________, and does hereby irrevocably constitute and appoint as the undersigned's attorney-in-fact to transfer the said _________________ on the books of the Issuer with full power of substitution in the premises.

Date:_______________________


GTJ REIT, INC.



By:__________________________
     Name:
     Title:

                                                                   Exhibit 3(f)
                                                                   ------------

                        [FORM OF ISSUER ACKNOWLEDGEMENT]

                             Issuer Acknowledgement
                             ----------------------




                                              {Date}
{Name and address of Secured Party}

     Reference is made to the Pledge and Security Agreement dated as of {______________, 2007} (the "Pledge Agreement"), by GTJ REIT, INC., a Maryland corporation (the "Pledgor"), in favor of ING USA ANNUITY AND LIFE INSURANCE COMPANY, ING LIFE INSURANCE AND ANNUITY COMPANY, RELIASTAR LIFE INSURANCE COMPANY, and SECURITY LIFE OF DENVER INSURANCE COMPANY (individually and collectively, the "Secured Party"). This Issuer Acknowledgement relates to those Interests (the "Pledged Interests") in the entities listed on Schedule I attached hereto (each, an "Issuer"). Each Issuer hereby acknowledges that the Pledged Interest in such Issuer has been pledged by the Pledgor to the Secured Party in accordance with the Pledge Agreement. Capitalized terms used herein and not otherwise defined are sued as defined in the Pledge Agreement.

     Each Issuer agrees that, in the event that the Pledged Interest with respect to such Issuer should be determined to be a security (within the meaning of Sections 8-102(a)(15) and 8-103 of the UCC), and for purposes of perfecting the security interest of the Secured Party therein:

     On the date hereof, the owner of the Pledged Interest in such Issuer is the Pledgor.

     The registered pledgees of the Pledged Interests are:

     {Insert name and address of secured parties}

      {Remainder of page intentionally left blank; signature page follows}

     IN WITNESS WHEREOF, each of the undersigned Issuers has executed this Issuer Acknowledgment as of the date first written above.

{ISSUER}                                   {ISSUER}



By:____________________________            By:____________________________
   Name:                                      Name:
   Title:                                     Title:


{ISSUER}


By:____________________________
   Name:
   Title:

                                   SCHEDULE I
                                       TO
                             ISSUER ACKNOWLEDGEMENT

                                Pledged Interests
                                -----------------


                 Issuer                          Pledged Interest